Exhibit 99.1

PeerStream Completes Sale of Non-Core Dating Assets to Continue Focus on

Video Communications Applications and Blockchain Initiatives

New York, February 4, 2019 -- PeerStream, Inc. (“PeerStream,” the “Company,” “we,” “our” or “us”) (OTCQB: PEER), a global internet solutions provider driving adoption of emerging blockchain technologies, today announced that it has completed a sale of its non-core dating assets to The Dating Company LLC, a private U.S.-based company. The dating assets consist principally of the FirstMet dating service, which was founded in 2007 and has accumulated a sizable user base by leveraging viral user acquisition campaigns through Facebook, as well as two smaller apps, 50More and The Grade.

Alex Harrington, CEO of PeerStream, commented, “PeerStream has a 20-year history of technology innovation, which we are leveraging to pursue high growth opportunities in live video applications and blockchain business solutions. As we shifted our corporate strategy it became clear that the dating assets were non-core and suffered from lack of management attention, resulting in underperformance in 2018, including a significant revenue decline and negative cash flow. We believe that this divestiture will streamline the business and add more capital to our already strong balance sheet. Most importantly, this deal allows management to fully focus on areas where we believe we can be most competitive – building and operating live video applications and technologies using emerging technologies like blockchain, and supporting enterprise adoption of blockchain solutions.”

About PeerStream, Inc. (OTCQB: PEER)

PeerStream is a global internet solutions provider pioneering the real-world adoption of emerging blockchain technologies by developing software, services and applications for corporate clients and consumers. The Company’s Business Solutions group is able to provide advisory and implementation services to enterprise clients to help them meet strategic objectives using blockchain technology. PeerStream also will be supporting clients’ transition to blockchain through license of proprietary software such as PeerStream Protocol (“PSP”), a protocol for decentralized multimedia communications and live video streaming currently in development. For nearly twenty years, the Company has built and continues to operate innovative consumer apps, including Paltalk, one of the largest live video social communities, and Backchannel, a blockchain-based secure video messaging app launched in private beta form in December 2018. PeerStream has a long history of technology innovation and holds 26 patents.

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Forward-Looking Statements

This press release contains “forward-looking statements.” Such statements may be preceded by the words “intends,” “may,” “will,” “plans,” “expects,” “anticipates,” “projects,” “predicts,” “estimates,” “aims,” “believes,” “hopes,” “potential,” or similar words. Forward-looking statements are not guarantees of future performance, are based on certain assumptions and are subject to various known and unknown risks and uncertainties, many of which are beyond the Company’s control, and cannot be predicted or quantified and consequently, actual results may differ materially from those expressed or implied by such forward-looking statements. Such risks and uncertainties include, without limitation, risks and uncertainties related to our increasing focus on the use of new and novel technologies, such as blockchain, to enhance our applications, and our ability to timely complete development of applications using new technologies; our ability to effectively market and generate revenue from our new business solutions unit; development and acceptance of blockchain technologies and the continuing growth of the blockchain industry; legal and regulatory requirements related to the use of blockchain, us investing in cryptocurrencies and accepting cryptocurrencies as a method of payment for our services, the use of the internet and privacy and protection of user data; risks related to our holdings of XPX tokens, including risks related to the volatility of the trading price of the XPX tokens and our ability to convert XPX tokens into fiat currency; and our ability to manage our partnerships and strategic alliances, including the ability of our partners to satisfy their obligations under these arrangements. More detailed information about the Company and the risk factors that may affect the realization of forward-looking statements is set forth in the Company’s filings with the Securities and Exchange Commission (“SEC”), including the Company’s most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. Investors and security holders are urged to read these documents free of charge on the SEC’s website at http://www.sec.gov.

All forward-looking statements speak only as of the date on which they are made. The Company undertakes no obligation to update any forward-looking statement or statements to reflect events or circumstances after the date on which such statement was made, except to the extent required by applicable securities laws.

Contacts

IR@peerstream.com

Kirin Smith / Stephanie Prince

PCG Advisory Group

ksmith@pcgadvisory.com

646-863-6519